UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ROTH CH ACQUISITION IV CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ROTH CH ACQUISITION IV CO.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

[●], 2022

Dear Stockholders:

On behalf of the Board of Directors of Roth CH Acquisition IV Co. (the “Company,” “ROCG” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at [●] a.m., Eastern Time on [●], 2022. ROCG will be holding the Special Meeting as a virtual meeting via the following information:

Virtual meeting information

Roth CH Acquisition IV Co. Virtual Shareholder Meeting Information:

Meeting Date: [●], 2022

Meeting Time: [●]

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.[●]

Telephone access (listen-only):

Within the U.S. and Canada:

[●] (toll-free)

Outside of the U.S. and Canada:

[●] (standard rates apply)

Conference ID: [●]

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompanying this letter are also available at https://www.[●]. We are first mailing these materials to our stockholders on or about [●], 2022.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

•	Proposal 1 — A proposal to amend (the “Extension Amendment”) ROCG’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ROCG has to consummate a business combination up to four (4) times, each such extension for an additional one (1) month period (each an “Extension”), from February 10, 2023 to June 10, 2023 (such date actually extended being referred to as the “Extended Date”); and

•	Proposal 2 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the foregoing proposal.

CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, a joint representative of the underwriters in the Company’s initial public offering, CHLM Sponsor LLC, an entity affiliated with Craig-Hallum Capital Group LLC, a joint representative of the underwriters in the Company’s initial public offering, and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) have agreed that, if the Extension Amendment is approved, prior to filing the Extension Amendment, the Initial Stockholders or their affiliates or designees will make an initial contribution into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) an aggregate amount of $[●]. Thereafter, the Initial Stockholders or their affiliates or designees will contribute an aggregate amount of $[●] for each one-month Extension, paid on a month-to-month and as-needed basis, upon five days’ advance notice prior to the applicable deadline, to the Company as a loan (each of the Initial Stockholders or their affiliates or designees making the loan being referred to herein as a “Contributor” and each loan, including the initial contribution, being referred to herein as the “Contribution”) to extend the deadline to complete an initial business combination for an additional one (1) month period each time, for up to four (4) times, until June 10, 2023. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period. If the Extension Amendment is approved and the Company extends the time to complete a business combination to June 10, 2023, the Contributors would make aggregate Contributions in the amount of $[●]. Accordingly, if the Extension Amendment is approved and the Company extends the deadline to complete an initial business combination through June 10, 2023, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[●] per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption amount of approximately $10.15 per share. The exact per share amount will be determined after the Special Meeting and depend upon the amount of redemptions in connection with the Extension Amendment. The Contributor(s) will not make any Contribution unless the Extension Amendment is approved and the Company extends the deadline to complete an initial business combination. The Contribution will not bear interest on the outstanding loan amount and will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination in cash or private placement units at a price of $10.00 per unit at the option of the Contributor(s). The loan will be forgiven by the Contributor(s) if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company shall wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The Company is still in the process of identifying a potential business combination target company for its initial business combination. The purpose of the Extension Amendment is to allow the Company additional time to identify a target and complete an initial business combination. The Company’s Charter provides that the Company has only until February 10, 2023 to complete a business combination. There is not sufficient time before February 10, 2023 for the Company to identify a target and complete a business combination given the projected timetable. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination. If the Extension Amendment proposal is approved, the Company would have up to an additional four months to consummate a business combination or until June 10, 2023.

Each of the Extension Amendment and the Adjournment proposals are more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment is implemented and ROCG’s board of directors determines that ROCG will not be able to consummate an initial business combination by the Extended Date, ROCG would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to ROCG to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, ROCG will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause ROCG to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[116,725,000] in cash and U.S. Treasury securities as of [●], 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if ROCG has not completed a business combination by the Extended Date. Our Initial Stockholders hold the right to vote over an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 461,500 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by certain of our Initial Stockholders in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2022, there were approximately $[116,725,000] in the Trust Account. If the Extension Amendment is approved and the Company extends the time to complete a business combination to June 10, 2023, the redemption amount per share at the meeting for the business combination or the Company’s subsequent liquidation will be approximately $[●] per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption amount of approximately $10.15 per share. The closing price of the Company’s common stock on [●], 2022 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by February 10, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2022 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and Adjournment proposals and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Byron Roth
Byron Roth
Co-Chief Executive Officer and Chairman of the Board
[●], 2022

ROTH CH ACQUISITION IV CO.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2022

To the Stockholders of Roth CH Acquisition IV Co.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Roth CH Acquisition IV Co. (the “Company,” “ROCG” or “we”), a Delaware corporation, will be held on [●], 2022, at [●] a.m., Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

Virtual meeting information

Roth CH Acquisition IV Co. Virtual Shareholder Meeting Information:

Meeting Date: [●], 2022

Meeting Time: [●]

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.[●]

Telephone access (listen-only):

Within the U.S. and Canada:

[●] (toll-free)

Outside of the U.S. and Canada:

[●] (standard rates apply)

Conference ID: [●]

The purpose of the Special Meeting will be to consider and vote upon the following matters:

1.    A proposal to amend (the “Extension Amendment”) ROCG’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ROCG has to consummate a business combination up to four (4) times, each such extension for an additional one (1) month period (each an “Extension”), from February 10, 2023 to June 10, 2023 (such date actually extended being referred to as the “Extended Date”);

2.    A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

3.    To act on such other matters as may properly come before the Special Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on [●], 2022 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors

/s/ Byron Roth
Co-Chief Executive Officer and Chairman of the Board

New York, New York

[●], 2022

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2022. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.[●].

ROTH CH ACQUISITION IV CO.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

PRELIMINARY PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2022

FIRST MAILED ON OR ABOUT [●], 2022

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Roth CH Acquisition IV Co. (the “Company,” “ROCG” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on [●], 2022 at [●] a.m., Eastern Time for the purposes set forth in the accompanying Notice of Special Meeting. ROCG will be holding the Special Meeting, and any adjournments thereof, as a virtual meeting via the following information:

Virtual meeting information

Roth CH Acquisition IV Co. Virtual Shareholder Meeting Information:

Meeting Date: [●], 2022

Meeting Time: [●]

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.[●]

Telephone access (listen-only):

Within the U.S. and Canada:

[●] (toll-free)

Outside of the U.S. and Canada:

[●] (standard rates apply)

Conference ID: [●]

The principal executive offices of the Company are located at 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660 and its telephone number, including area code, is (949) 720-5700.

Forward Looking Statements

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account, the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account and those risks and uncertainties indicated from time to time in the final prospectus of Company for its initial public offering dated August 5, 2021 filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) ROCG’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which ROCG has to consummate a business combination up to four (4) times, each such extension for an additional one (1) month period (each an “Extension”), from February 10, 2023 to June 10, 2023 (such date actually extended being referred to as the “Extended Date”);

2.	Proposal 2 — A proposal to direct the chairperson of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposal; and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournment thereof.

CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, a joint representative of the underwriters in the Company’s initial public offering, CHLM Sponsor LLC, an entity affiliated with Craig-Hallum Capital Group LLC, a joint representative of the underwriters in the Company’s initial public offering, and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) have agreed that, if the Extension Amendment is approved, prior to filing the Extension Amendment, the Initial Stockholders or their affiliates or designees will make an initial contribution into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) an aggregate amount of $[●]. Thereafter, the Initial Stockholders or their affiliates or designees will contribute an aggregate amount of $[●] for each one-month Extension, paid on a month-to-month and as-needed basis, upon five days’ advance notice prior to the applicable deadline, to the Company as a loan (each of the Initial Stockholders or their affiliates or designees making the loan being referred to herein as a “Contributor” and each loan, including the initial contribution, being referred to herein as the “Contribution”) to extend the deadline to complete an initial business combination for an additional one (1) month period each time, for up to four (4) times, until June 10, 2023. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period. If the Extension Amendment is approved and the Company extends the time to complete a business combination to June 10, 2023, the Contributors would make aggregate Contributions in the amount of $[●]. Accordingly, if the Extension Amendment is approved and the Company extends the deadline to complete an initial business combination through June 10, 2023, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[●] per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption amount of approximately $10.15 per share. The exact per share amount will be determined after the Special Meeting and depend upon the amount of redemptions in connection with the Extension Amendment. The Contributor(s) will not make any Contribution unless the Extension Amendment is approved and the Company extends the deadline to complete an initial business combination. The Contribution will not bear interest on the outstanding loan amount and will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination in cash or private placement units at a price of $10.00 per unit at the option of the Contributor(s). The loan will be forgiven by the Contributor(s) if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company shall wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

The Company is still in the process of identifying a potential business combination target company for its initial business combination. The purpose of the Extension Amendment is to allow the Company additional time to identify a target and complete an initial business combination. The Company’s Charter provides that the Company has only until February 10, 2023 to complete a business combination. There is not sufficient time before February 10, 2023 for the Company to identify a target and complete a business combination given the projected timetable. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination. If the Extension Amendment proposal is approved, the Company would have up to an additional four months to consummate a business combination or until June 10, 2023.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment is implemented and ROCG’s board of directors determines that ROCG will not be able to consummate an initial business combination by the Extended Date, ROCG would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to ROCG to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, ROCG will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause ROCG to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[116,725,000] in cash and U.S. Treasury securities as of [●], 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if ROCG has not completed a business combination by the Extended Date. Our Initial Stockholders hold the right to vote over an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 461,500 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by certain of our Initial Stockholders in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2022, there were approximately $[116,725,000] in the Trust Account. If the Extension Amendment is approved and the Company extends the time to complete a business combination to June 10, 2023, the redemption amount per share at the meeting for the business combination or the Company’s subsequent liquidation will be approximately $[●] per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption amount of approximately $10.15 per share. The closing price of the Company’s common stock on [●], 2022 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by February 10, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2022 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the board of directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on [●], 2022 and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournment or adjournments thereof. The Company’s warrants do not have voting rights.

The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about [●], 2022.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of Common Stock entitled to vote at the Special Meeting is 14,836,500, including 11,500,000 outstanding public shares. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 7,418,251 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to its, his or her bank or brokerage firm, such bank or brokerage firm will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of the outstanding common shares	No
Adjournment	Majority of the outstanding common shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions will count as a vote against each of the proposals.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Initial Stockholders, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	unless ROCG consummates an initial business combination, the Initial Stockholders and ROCG’s officers and directors will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the ROCG IPO and private placement not deposited in the Trust Account;

•	with certain limited exceptions, 50% of ROCG’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the founder shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of our shareholders having the right to exchange their shares of common stock for cash, securities or other property;

•	the Initial Stockholders will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

•	based on the difference in the purchase price of $0.0087 that the Initial Stockholders paid for the Founder Shares, as compared to the purchase price of $10.00 per public unit sold in the IPO, the Initial Stockholders may earn a positive rate of return even if the share price of the combined company after the closing of a business combination falls below the price initially paid for the public units in the ROCG IPO and the public investors experience a negative rate of return following the closing of a business combination;

•	the fact that Initial Stockholders paid an aggregate of $25,000 (or approximately $0.0087 per share) for their 2,875,000 Founders Shares and such securities may have a value of $28,750,000 at the time of a business combination. Therefore, the Initial Stockholders could make a substantial profit after the initial business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon ROCG’s liquidation and will be worthless if no business combination is effected;

•	the fact that the Initial Stockholders currently hold 461,500 private placement units, each unit consisting of one share of common stock and one-half of one redeemable warrant, which private placement units were purchased at a price of $10.00 per unit, or an aggregate value of $4,615,000 and which have no redemption rights upon ROCG’s liquidation and will be worthless if no business combination is effected;

•	the fact that the Initial Stockholders have agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination.

Additionally, if the Extension Amendment proposal is approved and the extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

While we believe that the nature of ROCG’s business should not make our initial business combination subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that a business combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our initial business combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by February 10, 2023 (or June 10, 2023 if the Extension Amendment proposal is approved by the stockholders) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. Although that proposed safe harbor rule has not yet been adopted, the SEC has indicated that are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule.

The proposed safe harbor rule has not yet been adopted, and one or more elements of the proposed safe harbor rule may not be adopted or may be adopted in a revised form. Nevertheless, we intend to comply with the terms of the proposed safe harbor rule, including the duration component of that rule, when and if adopted. As a result, we do not believe that the SEC would deem us to be an investment company for purposes of the Investment Company Act. However, if we were deemed to be an investment company for purposes of the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and could increase the costs and time needed to complete a business combination or impair our ability to complete a business combination. If we have not completed our initial business combination within the required time period, our public stockholders may receive only approximately $10.15 per share, or less in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

•	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Extension Amendment proposal and the Adjournment proposal.

•	You can attend the Special Meeting and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our board on the proposals being presented to stockholders at the Special Meeting. We have also engaged [●] to solicit proxies on our behalf. We will pay [●] its customary fee plus reasonable out-of-pocket expenses. The Company will indemnify [●] and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact [●] at:

[Proxy Solicitor]

Individuals call toll-free: [●]

Banks and Brokers call: [●]

Email: [●]

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Roth CH Acquisition IV Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660; Attention: Secretary, or call the Company promptly at (949) 720-5700.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Roth CH Acquisition IV Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the trust account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the record date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the trust account of approximately $[116,725,000] on [●], 2022, the estimated per share conversion price would have been approximately $10.15.

In order to exercise your conversion rights, you must:

•	submit a request in writing prior to 5:00 p.m., Eastern Time on [●], 2022 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

•	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address or contact information listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the filing of the Extension Amendment with the Delaware Secretary of State (assuming the Extension Amendment is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment is not approved and we do not consummate an initial business combination by February 10, 2023, we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the record date. The percentages below are based on 14,836,500 shares of the Company’s common stock issued and outstanding, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the warrants included in the units or the private placement units issued pursuant to the Company’s initial public offering as these warrants are not exercisable until the consummation of the Company’s initial business combination.

		Approximate Percentage
	Number of	of
	Shares Beneficially	Outstanding Common
Name and Address of Beneficial Owner(1)	Owned	Stock
Byron Roth(3)(4)	1,251,705	8.4%
John Lipman	801,091	5.4%
Gordon Roth(3)	869,906	5.8%
Rick Hartfiel	—	—
Aaron Gurewitz(5)	128,386	*
Andrew Costa	17,791	*
Matthew Day	35,583	*
Molly Montgomery	33,034	*
Daniel M. Friedberg(6)	33,034	*
Adam Rothstein	33,034	*
Sam Chawla	33,034	*
All officers and directors as a group (11 individuals)(3)	3,266,593	22.0%
CR Financial Holdings, Inc.(7)	762,528	5.1%
CHLM Sponsor LLC(8)	801,091	5.4%
Sanders Morris Harris LLC(9)	1,348,000	9.1%
Polar Asset Management Partners Inc.(10)	989,889	6.7%

* Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Roth CH Acquisition IV Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660.
(2)	Excludes shares issuable pursuant to warrants issued in connection with the IPO, as such warrants are not exercisable until 30 days after the consummation of the Company’s initial business combination.
(3)	Includes shares owned by CR Financial Holdings, Inc. and Roth Capital Partners, LLC, over which Byron Roth and Gordon Roth have voting and dispositive power.
(4)	Includes 30,538 shares of common stock underlying the private units held in an IRA for the benefit of Byron Roth.
(5)	Consists of shares owned by the AMG Trust Established January 23, 2007, for which Aaron Gurewitz is trustee.
(6)	Consists of shares owned by Hampstead Park Capital Management LLC, of which Mr. Friedberg is the managing member.
(7)	Byron Roth and Gordon Roth have voting and dispositive power over the shares owned by CR Financial Holdings, Inc.
(8)	Steve Dyer, Chief Executive Officer and Managing Partner of Craig-Hallum Capital Group LLC, has voting and dispositive shares owned by CHLM Sponsor LLC.
(9)	The information reported is based on a Schedule 13G filed on September 8, 2021. According to the Schedule 13G, as of September 8, 2021, Sanders Morris Harris LLC beneficially owned 1,348,000 shares of our common stock. The address of Sanders Morris Harris LLC is 600 Travis, STE 5900, Houston, Texas, 77002.
(10)	The information reported is based on a Schedule 13G filed on February 10, 2022. According to the Schedule 13G, as of December 31, 2021, Polar Asset Management Partners Inc. (“Polar”), which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company, has sole voting and dispositive power with respect to 989,889 shares of our common stock. The address for Polar is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to four (4) times, each such extension for an additional one (1) month period (each an “Extension”), from February 10, 2023 to June 10, 2023 (such date actually extended being referred to as the “Extended Date”). All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

CR Financial Holdings, Inc., an entity affiliated with Roth Capital Partners, LLC, a joint representative of the underwriters in the Company’s initial public offering, CHLM Sponsor LLC, an entity affiliated with Craig-Hallum Capital Group LLC, a joint representative of the underwriters in the Company’s initial public offering, and the Company’s other initial stockholders (collectively, the “Initial Stockholders”) have agreed that, if the Extension Amendment is approved, prior to filing the Extension Amendment, the Initial Stockholders or their affiliates or designees will make an initial contribution into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) an aggregate amount of $[●]. Thereafter, the Initial Stockholders or their affiliates or designees will contribute an aggregate amount of $[●] for each one-month Extension, paid on a month-to-month and as-needed basis, upon five days’ advance notice prior to the applicable deadline, to the Company as a loan (each of the Initial Stockholders or their affiliates or designees making the loan being referred to herein as a “Contributor” and each loan, including the initial contribution, being referred to herein as the “Contribution”) to extend the deadline to complete an initial business combination for an additional one (1) month period each time, for up to four (4) times, until June 10, 2023. Each Contribution will be deposited in the Trust Account within two business days prior to the beginning of the additional extension period. If the Extension Amendment is approved and the Company extends the time to complete a business combination to June 10, 2023, the Contributors would make aggregate Contributions in the amount of $[●]. Accordingly, if the Extension Amendment is approved and the Company extends the deadline to complete an initial business combination through June 10, 2023, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $[●] per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption amount of approximately $10.15 per share. The exact per share amount will be determined after the Special Meeting and depend upon the amount of redemptions in connection with the Extension Amendment. The Contributor(s) will not make any Contribution unless the Extension Amendment is approved and the Company extends the deadline to complete an initial business combination. The Contribution will not bear interest on the outstanding loan amount and will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination in cash or private placement units at a price of $10.00 per unit at the option of the Contributor(s). The loan will be forgiven by the Contributor(s) if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. The Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek the additional extension, the Company shall wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment proposal is not approved.

Reasons for the Proposed Extension Amendment

The Company is still in the process of identifying a potential business combination target company for its initial business combination. The purpose of the Extension Amendment is to allow the Company additional time to identify a target and complete an initial business combination. The Company’s Charter provides that the Company has only until February 10, 2023 to complete a business combination. There is not sufficient time before February 10, 2023 for the Company to identify a target and complete a business combination given the projected timetable. Accordingly, the Board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination. If the Extension Amendment proposal is approved, the Company would have up to an additional four months to consummate a business combination or until June 10, 2023.

If the Extension Amendment is implemented and ROCG’s board of directors determines that ROCG will not be able to consummate an initial business combination by the Extended Date, ROCG would then look to wind up the Company’s affairs and redeem 100% of the outstanding public shares.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds which are invested primarily in U.S. Treasury securities. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. ROCG’s IPO registration statement became effective on August 5, 2021. Due to this uncertainty, ROCG intends to convert all of the assets held in the Trust Account into cash prior to August 5, 2023 to ensure that ROCG does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to ROCG to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment and the Adjournment, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment and the Adjournment are approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the business combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. However, ROCG will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause ROCG to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[116,725,000] cash and U.S. Treasury securities as of [●], 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if ROCG has not completed a business combination by the Extended Date. Our Initial Stockholders hold the right to vote over an aggregate of 2,875,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 461,500 shares of common stock that make part of the units, which we refer to as the “Private Placement Units,” that were purchased by certain of our Initial Stockholders in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [●], 2022, there were approximately $[116,725,000] in the Trust Account. If the Extension Amendment is approved and the Company extends the time to complete a business combination to June 10, 2023, the redemption amount per share at the meeting for the business combination or the Company’s subsequent liquidation will be approximately $[●] per share (assuming no redemption of public shares and without taking into account any interest), in comparison to the current redemption amount of approximately $10.15 per share. The closing price of the Company’s common stock on [●], 2022 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment and the Adjournment proposals are not approved and we do not consummate a business combination by February 10, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our officers and directors and our other initial stockholders will not receive any monies

Required Vote

Subject to the foregoing, the affirmative vote of the holders of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment proposal. The approval of the Extension Amendment is essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment, our board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our board has fixed the close of business on [●], 2022 as the record date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. On the record date, there were 14,836,500 shares of common stock, $0.0001 par value, issued and outstanding. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The adjournment proposal, if adopted, will request the chairperson of the special meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal in this Proxy Statement. If the adjournment proposal is not approved by our stockholders, the chairperson of the meeting will not exercise his or her ability to adjourn the Special Meeting to a later date (which he or she would otherwise have as the chairperson) in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the adjournment proposal, the chairperson of the special meeting will exercise his or her power to adjourn the Special Meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment proposals by contacting us at the following address or telephone number:

Roth CH Acquisition IV Co.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

(949) 720-5700

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

[Proxy Solicitor]

Individuals call toll-free: [●]

Banks and Brokers call: [●]

Email: [●]

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [●], 2022.

Annex A

Charter Amendment

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

ROTH CH ACQUISITION IV CO.

[●], 2022

Roth CH Acquisition IV Co., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.            The name of the Corporation is “Roth CH Acquisition IV Co.”.

2.            The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 13, 2019 under the name of “Roth Acquisition II Co.” and thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on June 24, 2020 changing the name of the Corporation to “Roth CH Acquisition III Co.”, a Certificate of Amendment to the Certificate of Incorporation on June 30, 2020 and a Certificate of Amendment to the Certificate of Incorporation on August 31, 2020 changing the name of the Corporation to “Roth CH Acquisition IV Co.” The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on August 5, 2021 (the “Amended and Restated Certificate”).

3.            This Certificate of Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

4.          This Certificate of Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

5.            The text of Paragraph E of Article SIXTH is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination by February 10, 2023, or, if the Corporation shall in its sole discretion, upon five calendar days’ advance notice, extend the date by which the Corporation shall have to consummate a Business Combination, on a monthly basis, for up to an additional four months, through June 10, 2023 (or, in each case if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”

IN WITNESS WHEREOF, Roth CH Acquisition IV Co. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Roth CH Acquisition IV Co.

By:
Name:	Byron Roth
Title:	Co-Chief Executive Officer and Chairman of the Board

PROXY CARD

ROTH CH ACQUISITION IV CO.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [●], 2022: The Proxy Statement is available at https://www.[●]

The undersigned hereby appoints Byron Roth as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Roth CH Acquisition IV Co. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on [●], 2022 at [●] a.m., Eastern Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [●], 2022 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW THE COMPANY TO ELECT TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION ON A MONTHLY BASIS FOR UP TO FOUR TIMES BY AN ADDITIONAL ONE MONTH EACH TIME FOR A TOTAL OF UP TO FOUR MONTHS UNTIL JUNE 10, 2023.

For ☐          Against ☐          Abstain ☐

2.	PROPOSAL 2. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRPERSON OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1.

For ☐          Against ☐          Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes          No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.